Note 33 - Employee Benefits - DWS Share based Plans (Detail) - DWS Share-Based Plans [Member] - EUR (€) shares in Thousands	Dec. 31, 2024	Dec. 31, 2023
DWS Share based Plans [Line Items]
Units (in thousands)	367	735
Fair value	€ 17.72	€ 10.81
Share price	39.80	34.80
Exercise price	€ 22.33	€ 24.65
Expected volatility (weighted-average, in percent)	33.00%	32.00%
Expected life (weighted-average, in years)	0.8	1.9
Expected dividends (in percent of income)	65.00%	88.00%